[LOGO OF REA-GRAHAM BALANCED FUND]

      12100 Wilshire Blvd., Suite 680, Los Angeles, California 90025
      (800) 433-1998  (310) 442-2660
-------------------------------------------------------------------------------

                                                                   May 11, 1998

Dear Shareholders:

  I am pleased to present this Annual Report for the Rea-Graham Balanced Fund for the year ended March 31, 1998. From inception, June 30, 1976, the Fund has returned to investors a gain/1/ of 552.15%, a compound growth rate of 9.0% per year. For calendar-year 1997, the Fund gained 13.48%. For 1998, year-to-date (May 11, 1998) the Fund is up 3.76%. These results were achieved with low risk and low volatility.

  We have included two charts which illustrate Fund performance versus broad-based indexes. Chart I illustrates information on four indexes which we believe represent the components and investment strategy of the Rea-Graham Balanced Fund. Chart II provides a comparison of Fund performance to a weighted composite of the indexes.

  We are excited about our new direction at American Diversified Rea-Graham Funds. On January 12, 1998, Fund shareholders approved the merger of American Diversified Asset Management, Inc. ("ADAM") and James Buchanan Rea, Inc. which became effective April 1, 1998. Our investment management company is now owned by an international financial services company with headquarters in Los Angeles, California, and Berlin, Germany. A new association with Ladas & Hulings, Inc., of Scottsdale, Arizona as sub-investment adviser has also been approved. Ladas & Hulings has two portfolios which Nelson's Information rates as "Top 20" Money Managers --10 year returns/2/. Ladas & Hulings has a 25-year track record of applying the Benjamin Graham investment philosophy to world markets with superior results achieved with reduced risk and reduced volatility.

  Today, our Fund holds approximately 40% of assets in common stocks, 10% in medium-term U.S. Government Treasury Notes, and 50% in liquid cash instruments. The Fund continues to maintain a strong margin of safety and diversification among 15 investment categories.

  As evidence of our policy to select value investments, the stock portfolio has a low price-to-earnings ratio of 17.2, compared to 28.6 for domestic stock mutual funds and a low price-to-book value ratio of 2.4, compared to 5.6 for equity funds. Our stocks have an average dividend yield of 2.0%, compared to
0.5 for domestic stock funds. We continue to select stocks with high reward-to-risk ratios, solid fundamentals, and with demonstrated superior earnings, growth and profitability.

  It is important for all shareholders to remember that American Diversified Rea-Graham Funds remains dedicated to Benjamin Graham's methods which identify stock bargains worldwide. The management company will soon introduce additional fund portfolios to compliment our current domestic offerings. There will soon also be available a European series of funds to provide a prudent investment opportunity for Europeans.

  With many new opportunities ahead, and our global emphasis on investment management, products, and marketing, we see a bright future ahead.

  Please call us at (800) 433-1998 to learn more about our new direction and how we can work together to meet your investment objectives.

  We thank you for your continued confidence in the Rea-Graham Balanced Fund.

                              Sincerely,

                              /s/ James B. Rea, Jr.

                              James B. Rea, Jr.
                              President
                              American Diversified Funds, Inc.
                              Rea-Graham Balanced Fund

/1/ Performance information is based on total return including reinvestment of dividend distributions and excluding sales charges.
/2/ Nelson Information, World's Best Money Managers, 3rd Quarter, 1997,
    International Equity, rated Ladas & Hulings, Inc. International EAFE Value Account 3rd, and Ladas & Hulings, Inc. International Value Account 5th of 43 composite/funds.

* Performance information is based on total return including reinvestment of dividend distributions and excluding sales charges.

                                    CHART I

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN REA-GRAHAM BALANCED
                          FUND AND BENCHMARK INDEXES

                          [A Line Chart Appears Here]

  Pursuant to Rule 304(a) of Regulation S-T, the following narrative description replaces the chart that appears on this page of the Annual Report:

Chart I depicts the ending values of a $10,000 investment in the Rea-Graham Balanced Fund and the four benchmark indexes as follows:

   1.Morgan Stanley World Index...................................... $83,010.45
   2.Value Line Composite............................................ $77,201.93
   3.Rea-Graham Fund................................................. $62,123.81
   4.Two-year U.S. Treasury Notes.................................... $55,020.47
   5.Three-month U.S. Treasury Bills................................. $43,873.82

  The beginning date for each such $10,000 investment is June 30, 1976. Past performance is not predicitive of future performance.

         ========================================================================
                            AVERAGE ANNUAL TOTAL RETURN

         ------------------------------------------------------------------------
                                       1 YEAR      5 YEAR     10 YEAR     INCEPT.

         ------------------------------------------------------------------------
         REA-GRAHAM FUND               +13.48%     +5.60%     +5.47%      +9.00%
         EXCLUDING SALES LOAD

         ------------------------------------------------------------------------
         REA-GRAHAM FUND               +8.07%      +4.58%     +4.96%      +8.76%
         INCLUDING 4.75% SALES LOAD

         ------------------------------------------------------------------------

  Chart I illustrates the value of $10,000 investment in Rea-Graham Balanced Fund, INCLUDING all expenses and the effect of the maximum sales load of 4.75% (resulting in a net investment of $9,525) versus four benchmark indexes: (1) Value Line Composite (an equal-weighted index of 1700 broad-based U.S. stocks); (2) Morgan Stanley World Index (a sample of stocks from 21 European, Pacific Rim and North American countries); (3) Two-year Treasury Notes; and
(4) Three-month Treasury Bills. These are unmanaged indexes, and EXCLUDE expenses such as brokerage, custody, and overhead which would be charged if actual investments were made. The Morgan Stanley World Index had 6 loss years and the Value Line Composite had 5 loss years, while Rea-Graham Balanced Fund had only 1.

                                   CHART II

                 REA-GRAHAM BALANCED FUND VS. COMPOSITE INDEX

 Illustration of an assumed investment of $10,000* with net investment income and capital gains distributions reinvested.

                        [A MOUNTAIN CHART APPEARS HERE]

  Pursuant to Rule 304(a) of Regulation S-T, the following narrative description replaces the chart that appears on this page of the Annual Report:

  Chart II is a "mountain chart" that depicts the cumulative change in value of a $10,000 investment made as of June 30, 1976, assuming the reinvestment of net investment income and capital gains distributions, for the Rea-Graham Balanced Fund and a weighted composite index of the benchmark indexes used in Chart I. For the period ended March 31, 1998, the ending value for the Fund was $65,215.51 and the ending value for the Composite Index was $63,904.15. In the case of the Fund, this represents a cumulative total return of 552.15% measured from June 30, 1976.

  The following chart is depicted in conjunction with Chart II:

          PERIOD                       COMPOSITE                     REA-GRAHAM
          ENDED                          VALUE                         VALUE
          ------                       ---------                     ----------
         06/30/76                       $10,000                       $10,000
         12/31/76                       $10,408                       $10,846
         12/31/77                       $12,053                       $11,194
         12/31/78                       $12,843                       $12,355
         12/31/79                       $15,180                       $14,362
         12/31/80                       $17,552                       $15,837
         12/31/81                       $18,076                       $18,391
         08/19/82**                     $17,477                       $18,856
         03/31/83                       $21,999                       $23,035
         03/31/84                       $23,311                       $23,797
         03/31/85                       $25,274                       $26,931
         03/31/86                       $30,095                       $34,378
         03/31/87                       $33,575                       $37,626
         03/31/88                       $32,528                       $38,308
         03/31/89                       $35,233                       $41,211
         03/31/90                       $36,147                       $43,037
         03/31/91                       $37,175                       $43,502
         03/31/92                       $39,206                       $46,834
         03/31/93                       $41,807                       $49,705
         03/31/94                       $43,426                       $48,213
         03/31/95                       $43,884                       $48,291
         03/31/96                       $49,601                       $54,005
         03/31/97                       $52,977                       $57,467
         03/31/98                       $63,904                       $65,215

  Chart II illustrates Rea-Graham Balanced Fund performance* versus a weighted composite of the benchmark indexes used in Chart I. From inception Rea-Graham Balanced Fund has averaged 25% allocation to Three-month Treasury Bills, 25% to Two-year Treasury Notes, 40% to broad-based U.S. stocks and 10% to established market foreign stocks. Each index was weighted accordingly, to demonstrate the performance of a composite of the investment components historically found in the Fund. As evidenced by Charts I and II, Rea-Graham Balanced Fund has provided the advantages of long-term stock investment, with very low risk and low volatility.

 * Includes Fund expenses, but excludes sales load.

** Pro Forma information through April 29, 1982, the date the Fund succeeded to the business of Rea, Graham-Plan Fund. Initial public offering date was August 19, 1982.

                             RESULTS OF PROXY VOTE

  A Special Meeting of the Shareholders of the Fund was held on January 12, 1998 in order for shareholders to consider various proposals submitted for their consideration. The matters submitted to shareholders were as follows:
Proposal 1: Approval of a New Investment Advisory Agreement; Proposal 2:
Approval of a New Sub-Investment Advisory Agreement; and Proposal 3: Election of the following Directors: (i) James B. Rea, Jr.; (ii) James Tracy; (iii) Thomas Fitzgerald; (iv) Gerald M. Borden; (v) J. Victor Monke; (vi) John P. Shelton; (vii) R. Paul Toeppen; and (viii) Klaus Conradi. The results of the voting is presented below:

PROPOSAL 1: Approval of a New Investment Advisory Agreement:

      FOR                    AGAINST                       ABSTAIN                    RESULT
      ---                    -------                       -------                    ------
311,107 (95.92%)          3,878 (1.20%)                 9,348 (2.88%)                 Passed

PROPOSAL 2: Approval of a New Sub-Investment Advisory Agreement:

      FOR                    AGAINST                       ABSTAIN                    RESULT
      ---                    -------                       -------                    ------
310,411 (95.71%)          4,180 (1.29%)                 9,741 (3.00%)                 Passed

PROPOSAL 3: Election of Directors:

                                  FOR           AGAINST       ABSTAIN    RESULT
                                  ---           -------       -------    ------
James B. Rea, Jr........... 320,960 (98.96%) 1,749 (0.54%) 1,624 (0.50%) Elected
James Tracy................ 320,960 (98.96%) 1,749 (0.54%) 1,624 (0.50%) Elected
Thomas Fitzgerald.......... 320,960 (98.96%) 1,749 (0.54%) 1,624 (0.50%) Elected
Gerald M. Borden........... 320,960 (98.96%) 1,749 (0.54%) 1,624 (0.50%) Elected
J. Victor Monke............ 320,960 (98.96%) 1,749 (0.54%) 1,624 (0.50%) Elected
John P. Shelton............ 320,960 (98.96%) 1,749 (0.54%) 1,624 (0.50%) Elected
R. Paul Toeppen............ 320,960 (98.96%) 1,749 (0.54%) 1,624 (0.50%) Elected
Klaus Conradi.............. 320,960 (98.96%) 1,749 (0.54%) 1,624 (0.50%) Elected

                            REA-GRAHAM BALANCED FUND
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1998

                                                            NUMBER
NAME OF ISSUER                                             OF SHARES   VALUE
--------------                                             --------- ----------
COMMON STOCKS -- 31.33%
BANKS -- 3.33%
 Bank of New York.........................................   3,000   $  188,437
 Citicorp.................................................   1,000      142,000
                                                                     ----------
                                                                        330,437
                                                                     ----------
AIRLINES -- 1.79%
 Southwest Airlines Co. ..................................   6,000      177,375
                                                                     ----------
BEEF -- SLAUGHTER/
 PRODUCTS -- 0.90%
 IBP, Inc. ...............................................   4,000       89,750
                                                                     ----------
CHEMICAL -- 0.98%
 Dow Chemical.............................................   1,000       97,250
                                                                     ----------
COMMUNICATIONS -- 3.55%
 Century Telephone........................................   3,000      183,187
 Sprint Corp. ............................................   2,500      169,219
                                                                     ----------
                                                                        352,406
                                                                     ----------
ELECTRICAL APPARATUS -- 0.73%
 Hughes Supply............................................   2,000       72,375
                                                                     ----------
FINANCIAL SERVICES -- 2.23%
 Advanta Corp. CL A.......................................   1,656       37,260
 American Express.........................................   2,000      183,625
                                                                     ----------
                                                                        220,885
                                                                     ----------
INDUSTRIALS -- 2.45%
 AUTO/PARTS
  Chrysler Corp...........................................   3,000      124,687
                                                                     ----------
 TIRES
  Cooper Tire, Inc. ......................................   5,000      118,750
                                                                     ----------
TOTAL INDUSTRIALS                                                       243,437
                                                                     ----------
INSURANCE/SERVICES -- 1.31%
 EXCEL Limited............................................   1,000       77,500
 NAC RE Corp. ............................................   1,000       52,438
                                                                     ----------
                                                                        129,938
                                                                     ----------
JET FUEL/OIL RECOVERY -- 1.33%
 World Fuel...............................................   6,000      132,000
                                                                     ----------
REAL ESTATE INVESTMENT TRUST -- 0.73%
 Security Capital Pacific Trust...........................   3,000       72,188
                                                                     ----------
RESTAURANTS -- 3.32%
 Cracker Barrel...........................................   6,000      240,000
 Wendy's International....................................   4,000       89,250
                                                                     ----------
                                                                        329,250
                                                                     ----------
STORES (RETAIL/WHOLESALE)
 -- 0.74%
 Cash American International..............................   4,506       73,223
                                                                     ----------
UTILITIES -- 7.94%
 Conectiv, Inc. ..........................................   7,500      164,531
 GPU, Inc. ...............................................   2,000       88,500
 NY State Electric & Gas..................................   5,000      199,375
 Nipsco Industries........................................  12,000      336,000
                                                                     ----------
                                                                        788,406
                                                                     ----------
TOTAL COMMON STOCKS
 (Cost $2,236,123)........................................           $3,108,920
                                                                     ----------

                                                          PRINCIPAL
NAME OF ISSUER                                              AMOUNT     VALUE
--------------                                            ---------- ----------
U.S. GOVERNMENT OBLIGATIONS -- 66.93%
LONG-TERM U.S. GOVERNMENT OBLIGATIONS -- 10.06%
 U.S. Treasury Notes, 5.125%, 12/31/98................... $1,000,000 $  997,501
                                                                     ----------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS -- 56.87%
 Federal Home Loan Mortgage Corp. Discount Note, 5.37%,
  4/24/98................................................  1,200,000  1,195,883
 Federal Home Loan Mortgage Corp. Discount Note, 5.37%,
  5/11/98................................................  2,900,000  2,882,697
 Federal Home Loan Mortgage Corp. Discount Note, 5.42%,
  6/15/98................................................    550,000    543,835
 Federal National Mortgage Association Discount Note,
  5.36%, 4/29/98.........................................  1,000,000    995,831
 U.S. Treasury Bills, 5.25%, 4/23/98.....................     25,000     24,920
                                                                     ----------
                                                                      5,643,166
                                                                     ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $6,640,933)......             6,640,667
                                                                     ----------
OTHER SHORT-TERM
 INVESTMENTS -- 0.36%
 Chase Institutional Money Market (Cost $36,029).........                36,029
                                                                     ----------
TOTAL INVESTMENTS -- 98.62% (Cost $8,913,085+)...........             9,785,616
OTHER ASSETS LESS LIABILITIES -- 1.38%...................               136,921
                                                                     ----------
TOTAL NET ASSETS -- 100%.................................            $9,922,537
                                                                     ==========

+ Aggregate cost for federal income tax purposes is identical.

See Notes to Financial Statements.

                            REA-GRAHAM BALANCED FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998

ASSETS:
 Investments at value (cost $8,913,085)......................         $9,785,616
 Receivables:
   Securities sold...........................................            173,250
   Dividends and interest....................................             15,428
 Other.......................................................              6,786
                                                                      ----------
 TOTAL ASSETS................................................          9,981,080
                                                                      ----------
LIABILITIES:
 Payables for capital shares redeemed........................              5,615
 Accrued expenses............................................             52,928
                                                                      ----------
 TOTAL LIABILITIES...........................................             58,543
                                                                      ----------
NET ASSETS:
 Net assets, equivalent to $16.77 per share on 591,610 shares
  outstanding (Note 4).......................................         $9,922,537
                                                                      ==========
 Computation of public offering price:
   Net asset value per share.................................  $16.77
                                                               ======
   Offering price per share (100/95.25 x $16.77).............  $17.61
                                                               ======

                            REA-GRAHAM BALANCED FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME:
 Income:
   Dividends........................................................  $   63,675
   Interest.........................................................     393,305
                                                                      ----------
     TOTAL INCOME...................................................     456,980
                                                                      ----------
 Expenses:
   Investment advisory fee (Note 3).................................     101,604
   Distribution fee (Note 3)........................................      35,750
   Custodian fees...................................................      19,712
   Transfer agency fees and expenses................................      18,426
   Administrative expenses..........................................      30,541
   Registration and filing fees.....................................      22,105
   Legal............................................................      13,506
   Audit and accounting.............................................      26,501
   Recordkeeping and pricing fees...................................      16,275
   Directors' fees and meeting expenses.............................      16,398
   Printing and postage.............................................      16,812
   Other............................................................       1,343
                                                                      ----------
     TOTAL EXPENSES.................................................     318,973
                                                                      ----------
     NET INVESTMENT INCOME..........................................     138,007
                                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments...................................     266,439
 Unrealized appreciation of investments for the year................     883,902
                                                                      ----------
     NET GAIN ON INVESTMENTS........................................   1,150,341
                                                                      ----------
 NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $1,288,348
                                                                      ==========

See Notes to Financial Statements.

                           REA-GRAHAM BALANCED FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                      YEARS ENDED MARCH 31, 1998 AND 1997

                                                           1998        1997
                                                        ----------  -----------
Increase (Decrease) in Net Assets from Operations:
 Net investment income................................  $  138,007  $   196,317
 Net realized gain on investments.....................     266,439      663,263
 Unrealized appreciation (depreciation) for the year..     883,902     (122,154)
                                                        ----------  -----------
   Net increase in net assets from operations.........   1,288,348      737,426
Dividends paid to shareholders from net investment in-
 come.................................................    (143,282)    (219,505)
Capital share transactions (Note 4)...................  (1,703,230)  (2,314,306)
                                                        ----------  -----------
   Total decrease.....................................    (558,164)  (1,796,385)
NET ASSETS:
 Beginning of year....................................  10,480,701   12,277,086
                                                        ----------  -----------
 End of year (including undistributed net investment
  income of $29,870 and $35,145)......................  $9,922,537  $10,480,701
                                                        ==========  ===========

See Notes to Financial Statements.
                           REA-GRAHAM BALANCED FUND
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

  Rea-Graham Balanced Fund (the "Fund") is the only series of shares of American Diversified Funds, Inc. (formerly Rea-Graham Funds, Inc.), a diversified open-end management investment company registered under the Investment Company Act of 1940. It was organized in 1982 to succeed to the business of Rea, Graham-Plan Fund, an investment company organized as a limited partnership which commenced operations June 30, 1976 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on April 29, 1982 when the partnership's net assets aggregating $3,436,275 were transferred to the Fund in exchange for 300,000 shares of the Fund's capital stock. The Fund seeks as its investment objectives medium-term capital growth, income and safety through balanced investments in common stocks, preferred stocks, U.S. government securities and money market instruments.

  The selected financial information, for the periods prior to April 29, 1982 (Note 6), gives effect to the assumed issuance of shares for partners' capital contributions based upon the 300,000 shares issued on April 29, 1982 as described above.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  (a) Valuation of securities. Investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported, or which are traded over the counter, are valued at the mean between bid and asked prices.

  (b) Income taxes. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore no provision has been made for federal income taxes.

  (c) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  (d) Other. Securities transactions are recorded on the trade date basis. Interest is accrued as earned and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

                           REA-GRAHAM BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  On March 31, 1998, James Buchanan Rea, Inc. ("JBRI") the investment adviser and principal underwriter of the Fund completed a merger transaction pursuant to which all of the outstanding voting securities of JBRI were acquired by American Diversified Asset Management, Inc. ("ADAM"). A new Investment Advisory Agreement with ADAM, which is substantially similar to the Fund's previous Investment Advisory Agreement with JBRI and provides for the same investment advisory fee schedule, became effective on the same date. Under the terms of the agreement the Adviser receives a monthly fee of 1/12 of 1% of the first $20,000,000 of the Fund's net assets on the last business day of the month, 1/12 of .75% of the next $80,000,000, 1/12 of .5% of the next
$100,000,000, and 1/12 of .45% of monthly net assets in excess of $200,000,000. ADAM has voluntarily agreed for a period of two years following the merger to limit the Fund's total operating expenses to 2.80% per annum.

  Pursuant to a Plan of Distribution the Fund pays monthly to ADAM, as Principal Underwriter, a distribution fee equal on an annual basis to 0.35% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Plan of Distribution.

  During the year ended March 31, 1998, James Buchanan Rea, Inc. earned commissions of $196 as principal underwriter and authorized dealer in Fund shares.

4. CAPITAL STOCK

  At March 31, 1998, there were 20,000,000 shares of capital stock ($1 par value) authorized and capital paid-in amounted to $9,724,309. Transactions in capital stock were as follows:

                                       YEAR ENDED             YEAR ENDED
                                     MARCH 31, 1998         MARCH 31, 1997
                                  ---------------------  ---------------------
                                   SHARES     AMOUNT      SHARES     AMOUNT
                                  --------  -----------  --------  -----------
      Sold.......................    4,319  $    69,856    13,094  $   195,810
      Issued on reinvestment of
       dividends.................    8,269      132,462    13,765      205,795
      Redeemed................... (119,982)  (1,905,548) (182,560)  (2,715,911)
                                  --------  -----------  --------  -----------
      Net decrease............... (107,394) $(1,703,230) (155,701) $(2,314,306)
                                  ========  ===========  ========  ===========

5. INVESTMENT TRANSACTIONS

  During the year ended March 31, 1998, purchases and sales of investment securities, excluding short-term obligations, were as follows:

                                                            COST OF   PROCEEDS
                                                           PURCHASES  OF SALES
                                                           --------- ----------
      U.S. Government Obligations......................... $  --     $2,000,000
      Other securities....................................  403,437     888,468
                                                           --------  ----------
                                                           $403,437  $2,888,468
                                                           ========  ==========

  The aggregate portfolio turnover of the Fund for the year ended March 31, 1998 was 8%. Portfolio turnover on stocks was 14%. Portfolio turnover on U.S. Government Obligations was 0%.

  Realized gains and losses are reported on an identified cost basis. Accumulated undistributed net realized losses at March 31, 1998 were $704,173. Such amount represents tax basis capital losses which may be carried forward to offset future capital gains. Such losses expire in varying amounts from March 31, 1999 to March 31, 2003.

  At March 31, 1998, the aggregate gross unrealized appreciation and (depreciation) of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation......................................... $933,550
      Unrealized depreciation.........................................  (61,019)
                                                                       --------
                                                                       $872,531
                                                                       ========

                            REA-GRAHAM BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SELECTED FINANCIAL INFORMATION

                                                           YEAR ENDED MARCH 31,
                      -----------------------------------------------------------------------------------------------------------
                       1998     1997     1996     1995     1994      1993     1992     1991     1990     1989     1988     1987
                      -------  -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
PER SHARE OPERATING
PERFORMANCE (FOR A
SHARE OUTSTANDING
THROUGHOUT THE
PERIOD)
Net asset value, be-
ginning of period...  $ 14.99  $ 14.36  $ 13.12  $ 13.20  $ 13.68   $ 13.14  $ 12.84  $ 13.56  $ 13.90  $ 13.83  $ 15.56  $ 16.45
                      -------  -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Income from invest-
ment operations:
 Net investment in-
 come...............     0.23     0.27     0.31     0.15     0.07      0.21     0.59     0.75     0.90     0.78     0.66     0.43
 Net realized and
 unrealized gain
 (loss) on
 investments........     1.78     0.65     1.24    (0.13)   (0.47)     0.59     0.37    (0.65)   (0.27)    0.25    (0.46)    0.98
                      -------  -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Total from invest-
ment operations.....     2.01     0.92     1.55     0.02    (0.40)     0.80     0.96     0.10     0.63     1.03     0.20     1.41
                      -------  -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Less distributions:
 Dividends from net
 investment income..    (0.23)   (0.29)   (0.31)   (0.10)   (0.08)    (0.26)   (0.66)   (0.82)   (0.96)   (0.68)   (1.03)   (0.47)
 Dividends from net
 realized gains.....     0.00     0.00     0.00     0.00     0.00      0.00     0.00     0.00    (0.01)   (0.28)   (0.90)   (1.83)
                      -------  -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Total distributions.    (0.23)   (0.29)   (0.31)   (0.10)   (0.08)    (0.26)   (0.66)   (0.82)   (0.97)   (0.96)   (1.93)   (2.30)
                      -------  -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Net asset value, end
of period...........  $ 16.77  $ 14.99  $ 14.36  $ 13.12  $ 13.20   $ 13.68  $ 13.14  $ 12.84  $ 13.56  $ 13.90  $ 13.83  $ 15.56
                      =======  =======  =======  =======  =======   =======  =======  =======  =======  =======  =======  =======
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (000's)......  $ 9,923  $10,481  $12,277  $14,242  $17,877   $24,771  $28,281  $34,758  $43,386  $50,554  $49,287  $48,141
Ratios to average
net assets:
 Expenses...........     3.13%    2.89%    2.65%    2.52%    2.37%     2.16%    2.06%    2.04%    1.60%    1.43%    1.41%    1.48%
 Net investment in-
 come...............     1.36%    1.70%    2.02%    1.08%    0.49%     1.45%    4.05%    5.27%    5.82%    5.46%    4.82%    3.54%
Aggregate portfolio
turnover rate.......        8%      19%     223%      93%     106%       87%     109%     100%     125%      88%     226%     111%
Portfolio turnover
rate on stocks**....       14%      45%      88%      36%
Net asset value ad-
justed for reinvest-
ment of
dividends and dis-
tributions:
 Beginning of peri-
 od.................  $ 34.67  $ 32.58  $ 29.14  $ 29.09  $ 29.97   $ 28.24  $ 26.23  $ 25.95  $ 24.85  $ 23.10  $ 22.69  $ 20.73
                      =======  =======  =======  =======  =======   =======  =======  =======  =======  =======  =======  =======
 End of period......  $ 39.34  $ 34.67  $ 32.58  $ 29.14  $ 29.09   $ 29.97  $ 28.24  $ 26.23  $ 25.95  $ 24.85  $ 23.10  $ 22.69
                      =======  =======  =======  =======  =======   =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (ex-
cluding sales
charge) ............    13.48%    6.41%   11.81%    0.17%   (2.94)%    6.13%    7.66%    1.08%    4.43%    7.58%    1.81%    9.45%
Average commission
rate paid...........  $0.0506  $0.0537

-----
** Provided for additional information. Portfolio turnover rate on stocks for periods prior to 1995 not available.

6. SELECTED FINANCIAL INFORMATION

                                                                         PRO FORMA INFORMATION + (UNAUDITED)
                                                           --------------------------------------------------------------------
                                                                                                                 JUNE 30, 1976
                                                APRIL 30,                                                        (COMMENCEMENT
                       YEAR ENDED MARCH 31,      1982 TO    JANUARY 1,       YEAR ENDED DECEMBER 31,            OF OPERATIONS)
                      ------------------------  MARCH 31,  TO APRIL 29, --------------------------------------  TO DECEMBER 31,
                       1986     1985     1984     1983         1982      1981    1980    1979    1978    1977        1976
                      -------  -------  ------  ---------  ------------ ------  ------  ------  ------  ------  ---------------
PER SHARE OPERATING
PERFORMANCE (FOR A
SHARE OUTSTANDING
THROUGHOUT THE
PERIOD)
Net asset value, be-
ginning of period...  $ 13.65  $ 13.09  $13.89   $11.45       $11.09    $ 9.55  $ 8.66  $ 7.45  $ 6.75  $ 6.54      $ 6.03
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Income from invest-
ment operations:
 Net investment in-
 come...............     0.50     0.46    0.72     0.43         0.05      0.59    0.56    0.30    0.12    0.18        0.00
 Net realized and
 unrealized gain
 (loss) on
 investments........     3.06     1.12   (0.27)    2.01         0.31      0.95    0.33    0.91    0.58    0.03        0.51
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Total from invest-
ment operations.....     3.56     1.58    0.45     2.44         0.36      1.54    0.89    1.21    0.70    0.21        0.51
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Less distributions:
 Dividends from net
 investment income..    (0.53)   (0.74)  (0.33)    0.00         0.00      0.00    0.00    0.00    0.00    0.00        0.00
 Dividends from net
 realized gains.....    (0.23)   (0.28)  (0.92)    0.00         0.00      0.00    0.00    0.00    0.00    0.00        0.00
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Total distributions.    (0.76)   (1.02)  (1.25)    0.00         0.00      0.00    0.00    0.00    0.00    0.00        0.00
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Net asset value, end
of period...........  $ 16.45  $ 13.65  $13.09   $13.89       $11.45    $11.09  $ 9.55  $ 8.66  $ 7.45  $ 6.75      $ 6.54
                      =======  =======  ======   ======       ======    ======  ======  ======  ======  ======      ======
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (000's)......  $31,531  $13,627  $9,842   $6,863       $3,436    $3,200  $2,631  $3,063  $2,169  $1,458      $1,093
Ratios to average
net assets:
 Expenses...........     1.50%    2.28%   2.45%    1.50%*       3.62%*    2.70%   3.10%   3.07%   2.90%   2.77%       4.92%*
 Net investment in-
 come...............     4.78%    4.68%   6.46%    5.49%*       2.90%*    6.48%   3.85%   4.63%   2.72%   2.98%         --
Portfolio turnover
rate................      208%     196%    261%     187%           9%      135%    151%    101%    135%    148%         22%
Net asset value
adjusted for
reinvestment of
dividends and
distributions:
 Beginning of peri-
 od.................  $ 16.24  $ 14.35  $13.89   $11.45       $11.09    $ 9.55  $ 8.66  $ 7.45  $ 6.75  $ 6.54      $ 6.03
                      =======  =======  ======   ======       ======    ======  ======  ======  ======  ======      ======
 End of period......  $ 20.73  $ 16.24  $14.35   $13.89       $11.45    $11.09  $ 9.55  $ 8.66  $ 7.45  $ 6.75      $ 6.54
                      =======  =======  ======   ======       ======    ======  ======  ======  ======  ======      ======
TOTAL RETURN (ex-
cluding sales
charge).............    27.65%   13.17%   3.31%   21.31%        3.25%    16.13%  10.28%  16.24%  10.37%   3.21%       8.46%

----
* Annualized
+ Prepared as if the predecessor partnership (Note 1) had been organized as a corporation on June 30, 1976, the date of commencement of its operations, and had initially issued capital stock at a net asset value of $6.03 per share.

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders of
Rea-Graham Balanced Fund

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Rea-Graham Balanced Fund as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the fifteen years in the period then ended and the period from April 30, 1982 to March 31, 1983. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Rea-Graham Balanced Fund as of March 31, 1998, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP

New York, New York
April 24, 1998

        PLEASE  CONTACT  US


                                               [LOGO OF REA-GRAHAM FUND, INC.]

 AMERICAN DIVERSIFIED FUNDS, INC.
  12100 Wilshire Blvd., Suite 680                             -----------------
   Los Angeles, California 90025

          (800) 433-1998



          Transfer Agent                                  AMERICAN DIVERSIFIED
            PFPC, Inc.                                                     REA-
       400 Bellevue Parkway                                              GRAHAM
       Wilmington, DE 19809
          (800) 348-5032                         [LOGO OF REA-GRAHAM FUND, INC.]

       Principal Underwriter

    AMERICAN DIVERSIFIED ASSET                                     ANNUAL REPORT
         MANAGEMENT, INC.
  12100 Wilshire Blvd., Suite 680                                 March 31, 1998
   Los Angeles, California 90025
          (310) 442-2660


------------------------------------
This report must be preceded or
accompanied by the Prospectus of
Rea-Graham Balanced Fund.